THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") NOR IS SUCH REGISTRATION CONTEMPLATED. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER UNLESS REGISTERED) UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO IT AND TO ITS COUNSEL TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE ACT, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Warrant No. PA-2                                             Warrant to Purchase
                                                 77,900  Shares of Common  Stock
                                                             As Herein Described


                       WARRANT TO PURCHASE COMMON STOCK OF
                          CATEGORY 5 TECHNOLOGIES, INC.

         This is to certify that, for value received, TN Capital Equities, Ltd., or its successors and assigns (in each case, the "Holder"), is entitled to purchase, subject to the provisions of this warrant (the "Warrant"), from Category 5 Technologies, Inc., a Nevada corporation (the "Company"), at any time during the period from the date hereof (the "Commencement Date") until 5:00 p.m., Pacific time on November 21, 2006 (the "Expiration Date"), at which time this Warrant shall expire and become void, SEVENTY-SEVEN THOUSAND NINE HUNDRED (77,900) shares ("Warrant Shares") of the Company's Common Stock, no par value (the "Common Stock") at a price of $1.69 per share (the "Exercise Price"). The number of shares of Common Stock to be received upon exercise of this Warrant shall be adjusted from time to time as set forth below. This Warrant also is subject to the following terms and conditions:

         1. Exercise of Warrant; Cashless Exercise. This Warrant may be exercised in full at any time from and after the date hereof and before the Expiration Date, but if such date is a holiday on which federal or state chartered banking institutions located in the State of Utah are authorized to close, then on the next succeeding day which shall not be such a holiday. Exercise shall be by presentation and surrender to the Company at its principal office, or at the office of any transfer agent designated by the Company, of (i) this Warrant, (ii) the attached exercise form properly executed, and (iii) a check for the Exercise Price for the number of Warrant Shares specified in the exercise form. Notwithstanding any provisions herein to the contrary, if the Market Price Per Share (as defined in Section 3 below) is greater than the Exercise Price (as adjusted to the last trading day prior to the exercise date), in lieu of exercising this Warrant for cash, the Holder may elect to receive full shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with a written notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

            X = Y (A-B) A
                --------

            Where:          X=       the number of shares of Common Stock to be
                                     issued to the Holder
                            Y=       the number of shares of Common Stock
                                     purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled
                            A=       the Market Price Per Share (as defined in
                                     Section 3 below)
                            B=       Exercise Price (as adjusted to the last
                                     trading day prior to the exercise date)

         If this Warrant is exercised in part only, the Company or its transfer agent shall, upon surrender of the Warrant, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the remaining number of Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant in proper form for exercise, accompanied by payment as aforesaid, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

         2. Reservation of Shares. The Company shall, at all times until the expiration of this Warrant, reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares which shall be required for issuance and delivery upon exercise of this Warrant. The Company covenants that the shares of Common Stock issuable on exercise of the Warrant shall be duly and validly issued and fully paid and non-assessable and free of liens, charges and all taxes with respect to the issue thereof.

         3. Fractional Interests. The Company shall not issue any fractional shares or scrip representing fractional shares upon the exercise or exchange of this Warrant. With respect to any fraction of a share resulting from the exercise or exchange hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current fair market value per share of Common Stock (herein, the "Market Price Per Share"), determined as follows:

              3.1 If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange, the current fair market value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Warrant, or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange;

              3.2 If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current fair market value shall be determined by a written appraisal prepared by an appraiser acceptable to the Company and the Holder of the Warrants evidencing a majority in number of the total number of Warrant Shares at the time purchasable upon the exercise of all then outstanding Warrants. The current fair market value is defined for purposes of this Section 3.2 as the price in a single transaction determined on a going-concen basis that would be agreed upon by the most likely hypothetical buyer for a 100% controlling interest in the equity capital of the Company (on a fully diluted basis including any fractional shares and assuming the exercise in full of all then outstanding options, warrants or otherwise purchased shares of Common Stock that are then currently exercisable at exercise prices less than the Market Price Per Share), each extending for a period of time considered sufficient by all parties to effect the transfer of goodwill from the Seller to the Buyer and disregarding any discounts for non-marketability of Common Stock of the Company. In the event that the Company and said Holders cannot, in good faith, agree upon an appraiser, then the Company, on the one hand, and said Holders, on the other hand, shall each select an appraiser, the two appraisers so selected shall select a Bird appraiser who shall be directed to prepare such a written appraisal (the "Appraisal") and the term current fair market value shall mean the appraised value set forth in the Appraisal prepared in accordance with this definition. Except as otherwise set forth herein, the entire cost of the Appraisal process shall be borne by the Company, but the cost thereof shall be deemed an account payable of the Company and shall be considered in the determination of the appraised value.

         4. No Rights as Stockholder. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company, either art law or in equity. The rights of the Holder are limited to those expressed in this Warrant.

         5. Adjustments.

              5.1 Subdivision or Combination of Shares. If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of Warrant Shares shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all of the Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

              5.2 Dividends in Common Stock or Securities Convertible into Common Stock. If the Company declares a dividend or distribution on Common Stock payable in Common Stock or securities convertible into Common Stock the number of shares of Common Stock for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend or distribution, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate amount so payable immediately before such record date.

              5.3 Distributions of Other Securities or Property.

                     (a) Other Securities. If the Company distributes to holders of its Common Stock other than as part of its dissolution or liquidation or the winding up of its affairs, any of its securities (other than Common Stock or securities convertible into Common Stock) or any evidence of indebtedness, then in each case, the number of Warrant Shares thereafter purchasable upon exercise of this Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable by a fraction, of which the numerator shall be the then Market Price Per Share of Common Stock (as determined pursuant to Section 3) on the record date mentioned below in this Section 5.3(a), and of which the denominator shall be the then Market Price Per Share of Common Stock on such record date, less the then fair value (as determined pursuant to Section 3) of the portion of the shares of the Company's capital stock or evidences of indebtedness distributable with respect to each share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively as of the record date for the detc~nination of stockholders entitled to receive such distribution.

                     (b) Property. If the Company distributes to the holders of its Common Stock, other than as a part of its dissolution or liquidation or the winding up of its affairs, any of its assets (including cash), the :Exercise Price per Warrant Share shall be reduced, without any further action by the parties hereto, by the Per Share Value (as hereinafter defined) of the dividend or distribution. For the purposes of this Section 5.3(b), the "Per Share Value" of any dividend or distribution other than cash shall be equal to the fair market value of such non-cash distribution on each share of Common Stock as determined in good faith by the Board of Directors of the Company; for dividends or distributions of cash, the Per Share Value thereof shall be the cash distributed per share of Common Stock.

              5.4 Merger, Sale of Assets. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for he Bin), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 5. The foregoing provisions of this Section 5.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

              5.5 Reclassification. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and expired, shall change any of the securities as to which purchase rights under this Warrant exist, by reclassification of securities or otherwise, into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such. reclassification or other charge and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Sec 5.

              5.6 Liquidation. etc. If the Company shall, at any time before the expiration of this Warrant, dissolve, liquidate or wind up its affairs, or otherwise declare a dividend, or make a distribution to the holders of its Common Stock generally, whether in cash, property or assets of any kind, including any dividend payable in stock or securities of any other issuer owned by the Company (excluding regularly payable cash dividends declared from time to time by the Company's Board of Directors or any dividend or distribution referred to in Section 5.2 or Section 5.3), the Exercise Price shall be reduced, without any further action by the parties hereto, by the Per Share Value (as hereinafter defined) of the dividend. For purposes of this Section 5.6, the "Per Share Value" of a cash dividend or other distribution shall be the dollar amount of the distribution on each share of Common Stock and the "Per Share Value" of any dividend or distribution other than cash shall be equal to the fair market value of such non-cash distribution on each share of Common Stock as determined in good faith by the Board of Directors of the Company.

              5.7 Adjustment for Issuance of Common Stock Below Exercise Price. If any time or from time to time during the period from the date of this Warrant until the Warrant is exercised, the Company shall issue or sell shares of Common Stock for a consideration per share less in the then existing Exercise Price, then and in each case the then Exercise Price shall be reduced as of the opening of business on the date of such issue or sale, to equal the price at which such nuance or sale is made. The provisions of this Section 5.7 shall not apply to any Common Stock; currently reserved, as of the date of this Warrant, for outstanding options, outstanding warrants, and outstanding convertible debt.

              5.8 Adjustment of Exercise Price. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, the Exercise Price with respect to the Warrant Shares shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares pure table upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

              5.9 Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant or the Exercise Price of the Warrant Shares is adjusted as provided herein, the Company shall mail to the Holder a notice of such adjustment or adjustments, prepared and signed by the President or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of the Warrant and the Exercise Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made.

           6. Transfer or Loss of Warrant.

              6.1 Transfer. This Warrant may be transferred, exercised, exchanged or assigned ("Transfer" or "Transferred"), in whole or in part, subject to the provisions of this Section 6.1. The Holder shall have the right to Transfer all or a part of this Warrant and all or part of the Warrant Shares. The Company shall register on its books any Transfer of the Warrant, upon surrender of same to the Company with a written instrument of Transfer duly executed by the registered Holder or by a duly authorized attorney. Upon any such registration of a Transfer, new Warrant(s) shall be issued to the and the surrendered Warrant shall be cancelled by the Company. A Warrant may also be exchanged, at the option of the Holder, for one or more new Warrants representing the aggregate number of Warrant Shares evidenced by the Warrant surrendered. This Warrant and the Warrant Shares or any other securities ("Other Securities") received upon exercise of this Warrant or the conversion of the Warrant Shares shall be subject to restrictions on transferability imposed by the Act, unless registered under the Act, or unless an exemption from registration is available. Until this Warrant and the Warrant Shares are so registered, this Warrant and any certificate for Warrant Shares issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, stating that this Warrant or the Warrant Shares may not be Transferred unless, in the opinion of counsel satisfactory to the Company, which may be counsel to the Company, that the Warrant or the Warrant Shares may be Transferred without such registration. This Warrant and the Warrant Shares may also be subject to restrictions on transferability under applicable state securities or blue sky laws.

              6.2 Compliance with Laws. Until this Warrant or the Warrant Shares are registered under the Act, the Company may require, as a condition of Transfer of this Warrant or the Warrant Shares that the transferee (who may be the Holder in the case of an exchange) represent that the securities being Transferred are being acquired for investment purposes and for the transferee's own account and not with a view to or for sale in connection with any distribution of the security. The Company may also require that the transferee provide written information adequate to establish that the transferee is an "accredited investor" within the meaning of Regulation D issued under the Act, or otherwise meets all qualifications necessary to comply with exemptions to the Act, all as determined by counsel to the Company.

              6.3 Loss of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonable satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver, or instruct its transfer agent to execute and deliver, a new Warrant of like tenor and date, any such lost, stolen or destroyed Warrant thereupon shall become void.

         7. Registration Rights. The Company shall be obligated to any Holder of Warrant Shares as follows:

              (a) Whenever the Company proposes to file with the Securities and Exchange Commission a Registration Statement (other than on Form S-4, Form S-8 or as to securities issued pursuant to an employee benefit plan or a transaction subject to Rule 145 promulgated under the Act), it shall, at least 30 days prior to each such filing, give written notice of such proposed filing (a "Filing Notice") to the Holder and each holder of Warrant Shares at their respective addresses as they appear on the records of the Company, pursuant to which the Company shall offer to include in such filing any or all of the Warrant Shares purchasable under the Warrant and any Warrant Shares theretofore issued on exercise of any portion of the Warrant. The Holder and holders of Warrant Shares shall have until the 10th day after receipt of such notice to send to the Company a written request or requests (a "Registration Request") that shall specify the number of Warrant Shares which the Holder or holder of Warrant Shares desires to have included in such filing (the aggregate amounts of which specified in all such Registration Requests of the Holder and the holders of Warrant Shares shall be referred to hereinafter as the "Registrable Securities"). The Company shall include in such filing, at the Company's expense, for registration under the Act, the aggregate number of Registrable Securities which the Holder or holders of Warrant Shares requested be included in such filing. In the event that the managing underwriter for said offering advises the Company and the holders of the Registrable Shares in writing that the inclusion of such securities in the offering would be detrimental to the offering of any shares or other securities to be sold and issued by the Company pursuant to such Registration Statement, the Company will include in such Registration Statement the number of Registrable Shares which in the opinion of such managing underwriter can be included in such Registration Statement, together with the shares of all other shareholders who exercise similar registration rights to have their shares sold pursuant to such Registration Statement, on a pro-rata basis among all holders of such Registrable Shares and other shares according to the ratio that the number of Registrable Shares owned by the Holder hereof and any such other holder bears to the total number of Registrable Shares and other shares owned by all such holders.

              (b) In consideration for the Company agreeing to its obligations under this Section 7, the holder of Registrable Shares agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any Registrable Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 120 days) from the effective date of such registration as the (company or the underwriters may specify.

              (c) The foregoing rights shall be subject to the registration rights set forth in a separate registration rights agreement being entered into between the Company and the initial Holder. The provisions of such registration rights agreement shall supercede and take precedence over the registration provisions of this Section 7.

         8. Indemnification.

              (a) The Company will, and does hereby undertake to, indemnify and hold harmless each Holder, each of such Holder's officers, directors, partners and agents, and each person controlling such Holder, with respect to any registration, qualification, or compliance effected pursuant to Section 8, and each underwriter, if any, and each person who controls any underwriter, of the Registrable Shares held by or issuable to such Holder, against all claims, losses, damages, and liabilities (or actions in respect thereto) to which they may become subject under the Act, the Securities Exchange Act of 1934, as amended, (the "1934 Act"), or other federal or state law arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other similar document (including any related Registration Statement notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(ii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification, or compliance, and will reimburse, as incurred, each Holder, each underwriter, and each director, officer, partner, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense, arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by any of the Holders or underwriter and stated to be specifically for use therein.

              (b) Each Holder will, if Registrable Shares held by or issuable to such Holder are included in such registration, qualification, or compliance, severally and not jointly, indemnify the Company, each of its directors, and each officer who signs a Registration Statement in connection therewith, and each person controlling the Company, each underwriter, if any, and, each person who controls any underwriter, of the Company's securities covered by such a Registration Statement, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Company, and each such underwriter or other person, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular, or other document, in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the liability of each such Holder hereunder shall be limited to the net proceeds received by such Holder from the sale of securities under such Registration Statement. In no event will any Holder be required to enter into any agreement or undertaking in connection with any registration under this Section 8 providing for any indemnification or contribution obligations on the part of such Holder greater than such Holder's obligations under this Section 8.

              (c) Each party entitled to indemnification under this Section 8 (the "Indemnified Party") shall give notice to the party required to provide such indemnification (the "Indemnifying Party") of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and the Indemnifying Party shall assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense with its separate counsel at the Indemnifying Party's expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by surly counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 8, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a release from all liability in respect to such claim or litigation.

              (d) If any Holder includes Registrable Securities in any registration, such Holder shall furnish to the Company such. information regarding such Holder, and the distribution proposed by such Holder, as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in Sections 7 and 8.

         9. No Impairment. The Company will not; by amendment of its Articles of Incorporation or otherwise, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times, in good faith, take all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

         10. Restrictive  Legend.  Unless and until otherwise  permitted by this
Section 10, each certificate for Warrants issued under this Agreement, each certificate for any Warrants issued to any transferee of any such certificate, each certificate for any Warrant Shares issued upon exercise of any Warrant and each certificate for any Warrant Shares issued to any transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED) (THE "ACT") NOR IS SUCH REGISTRATION CONTEMPLATED. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER UNLESS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO IT AND TO ITS COUNSEL TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE ACT, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER."

         11. Holder's Representations Regarding the Warrant. With regard to the Warrant Shares that may be issued to the Holder upon exercise of the Warrant, Holder represents and warrants to the Company that:

              11.1 Holder has had the opportunity to be represented by such legal and tax counsel and others, each of whom has been personally selected by Holder, as Holder has found important or necessary to consult concerning this transaction, and any representation has included an examination of applicable documents, and analysis of all tax, financial, corporate law and securities law aspects. Holder, her counsel and advisors, and such other persons with whom Holder has found it important or necessary to consult, has sufficient knowledge and experience in business and financial matters to evaluate the above information, and the merits and risks of the terms and conditions of the Warrant, and to make an informed investment decision with respect thereto.

              11.2 The Company has made available to Holder, and to Holder's counsel and advisors, prior to the date hereof:

                     (i) the opportunity to ask questions of, and to receive answers from, the Company, its representatives, concerning the terms and conditions of the Warrant; and

                     (ii) access to obtaining information, documents, financial statements, records and books (A) relative to the Company, the business and investment in the Company, and (B) necessary to verify the accuracy of any information furnished to the Holder. All materials and information requested by Holder, and Holder's counsel and advisors, or others representing Holder, have been made available and examined.

              11.3 Holder is acquiring the Warrant for her own account and not as a fiduciary or any other person and for investment purposes only and not with a view for the transfer, assignment, resale, or distribution thereof, in whole or in part. Holder understands the meaning and legal consequences of the foregoing representations and warranties.

              11.4 Holder qualifies as an "Accredited Investor," as defined in Rule 501 of Regulation D under the Act.

         12. Notices. All notices and other communications provided for in this Warrant shall be in writing and delivered, telecopied or mailed, first class postage prepaid, or sent by overnight express delivery service, addressed:

                     (i) if to the Company:

                                   Category 5 Technologies, Inc.
                                   4505 South Wasatch Boulevard, Suite 370
                                   Salt Lake City, UT 84124
                                   Attention: William C. Gibbs, CEO
                                   Telephone: (801) 424-2999
                                   Facsimile: (801) 424-2992

                     (ii) if to Holder, at the address set forth on the warrant register of the Company or as may be designated by notice to the Company; and

                     (iii) if to any subsequent holder of the Warrant or Warrant Shares, to the address as may be hereafter specified by notice to the Company. Any such notice or communication shall be deemed to have been duly given when delivered, telecopied or mailed as aforesaid.

         13. Counterparts. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         14. Governing Law. THIS WARRANT AND (UNLESS OTHERWISE PROVIDED) ALL AMENDMENTS, SUPPLEMENTS, WAIVERS AND CONSENTS RELATING HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         IN WITNESS WHEREOF, this Warrant is executed as of November 21, 2001.

  CATEGORY 5 TECHNOLOGIES, INC.
  a Nevada corporation

  By: ______________________
      Name:William C. Gibbs
      Title: Chief Executive Officer

                              WARRANT EXERCISE FORM
                              ---------------------

         The Undersigned hereby elects irrevocably to exercise the within Warrant and to purchase______________ shares of Common Stock of Category 5 Technologies, Inc., and hereby makes payment of the Exercise Price as follows:
(please check the applicable box):

 [ ]   $________ in cash

 [ ]   The undersigned elects a cashless exercise of the within Warrant


                                                        --------------------
                                                        Signature


                   INSTRUCTIONS FOR REGISTRATION OF SECURITIES


  Name:_______________________
      (Print in Block Letters)


  Address:__________________

  Taxpayer I.D. No.____________________

         NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.


  Signature Guaranteed:



-----------------------------------

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of November 21, 2001, is made by and between Category 5 Technologies, Inc., a Nevada corporation (the "Company"), and TN Capital Equities, Ltd. (the "Holder") which holds certain warrants ("Warrants") issued by the Company to the Holder, which Warrants, upon exercise, entitle the Holder to acquire shares of common stock of the Company (the "Common Stock"). The shares of Common Stock issuable upon exercise of the Warrants are referred to herein collectively as the "Underlying Shares. "

                                 R E C I T A L S
                                 ---------------

         A. The Holder has provided services to the Company, and the Company has issued the Warrants to the Holder, as set forth in an Engagement Agreement dated August 10, 2001 between the Company and the Holder.

         B. As partial inducement for the Holder to render such services and accept the Warrants, the Company hereby grants the Holder the registration rights set forth herein, upon the terms and subject to the conditions set forth herein.

         The Company hereby agrees as follows:

         1. Definitions. For the purposes of this Agreement:

              (a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act of 1933, as amended ("Securities Act"), the Securities Exchange Act of 1934, as amended ("Exchange Act") and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis "Rule 415") and the declaration or ordering of effectiveness of such registration statement or document by the Securities and Exchange Commission (the "SEC").

              (b) The term "Registerable Securities" means (i) the Underlying Shares, and (ii) any securities issued in exchange for the Underlying Shares, including any Registerable securities sold by a holder of such Registerable Securities in a transaction in which Registrable Securities and registration rights under this Agreement are permitted to be assigned.

         2. Piggyback Registration.

              (a) Notice. If, beginning at anytime from the date hereof, and continuing until December 31, 2004, the Company proposes to file a registration statement under the securities Act (a "Registration Statement"), other than a registration on Form S-8 or Form S-4, with respect to an offering for its on account or for the account of others of any class of securities of the Company, then, at each such time, the Company shall give written notice of such intention to file a Registration Statement (a "Piggyback Notice") to each Holder at least twenty (20) days before the anticipated filing date of the Registration Statement. The Piggyback Notice shall describe the intended method of distribution, and shall offer each Holder the opportunity to register pursuant to such Registration Statement such Registrable Securities as the Holder may request in writing to the Company within twenty (20) days after the date the Holder first received the Piggyback Notice (a "Piggyback Registration"). After receipt of such request from the Holder, the Company shall take all necessary steps, subject to the provisions of the following paragraph (b), to include in the Registration Statement all Registrable Securities which the Company has been so requested to register by the Holder and to keep such Registration Statement effective until the later of (i) the sale of all such Registrable Securities and
(ii) the date all such Registrable Securities may be sold without restrictions or limitations pursuant to Rule 1 44(k) of the Securities Act. The Company shall be entitled to withdraw a Registration Statement (not filed pursuant to Section 3 hereof) prior to its becoming effective, but such withdrawal shall not affect subsequent rights of Holder.

              (b) Underwritten Registrations. In a registration pursuant to this
Section 2 involving an underwritten offering, whether or not for sale for the account of the Company, any request pursuant to this Section 2 may require that all Registrable Securities be included in such offering on identical terms and conditions. If the offering is a public offering of the Company's securities, and if the managing underwriter with respect to such an offering advises the Company in writing that the inclusion of all the Registrable Securities which the Holder requested to be included in the Registration Statement would materially jeopardize the success of the offering, then the Company shall be required to include in the underwriting only that number, if any, of Registrable Securities which the underwriter advises the Company in writing may be sold without materially jeopardizing the offering. Any reduction to be made by such managing underwriter in the amount of Registrable Securities to be included in such underwriting shall be made pro rata among the Holder and each other holder participating in such registration. Any Holder disapproving of the terms of any such underwriting may elect to withdraw such Holder's Registrable Securities from registration by written notice to the Company and the underwriter not later than 15 days prior to the effective date of any registration.

           3. Demand Registrations.

              (a) Demand Notice. Commencing one year after the date hereof, the Holder may, on one single occasion, by notice to the Company, demand that the Company register the Registrable Securities under the Securities Act, and the Company will promptly so register the Registrable Securities by filing an appropriate form of Registration Statement with the SEC within 45 days after such demand.

              (b) Cooperation with Company. The Holder will cooperate with the Company in all respects in connection with this Agreement, including, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

         4. Limitations on the Company's Obligations. The obligations of the Company to cause Registrable Securities to be registered under the Securities Act as provided in this Agreement are subject to each of the following limitations, conditions and qualifications:

              (a) The  Company  shall be  entitled,  for a period of time not to exceed 45 consecutive days, to postpone the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2 or 3 above and/or to request that the Holders refrain from effecting any public sales or distributions of their Registrable Securities if the Board of Directors of the Company in good faith determines in its reasonable business judgment that such registration and/or such public sales or distributions would interfere in any material respect with any financing (other than an underwritten secondary offering of any securities of the Company), acquisition, corporate reorganization or other transaction or development involving the Company or any subsidiary of the Company that in the reasonable good faith business judgment of such Board is a transaction or development that is or would be material to the Company (a "Material Development Election"). The Board of Directors of the Company shall, as promptly as practicable, give the Holders written notice of any such Material Development Election. In the event of a determination by the Board of Directors to postpone the filing of a registration statement required to be filed under Section 2 or 3 hereof, the Company shall be required, if the Holder so requests, to file such registration statement as soon as reasonably practicable after the Board of Directors of the Company shall determine, in its reasonable business judgment, that the filing of such registration statement and the offering thereunder shall not interfere with the aforesaid material transaction or development, but in any event no later than the end of such
45-day period. In addition, if the Board of Directors of the Company has requested that the Holder refrain from making public sales or distributions of Registrable Securities. such Board shall, immediately following its determination that the Holder may recommence such public sales and distributions, notify such Holder in writing of such determination (but in any event no later than the end of such 45-day period).

         5. Registration Expenses. All expenses incident to a Piggyback or Demand Registration, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company and counsel for the Holder (but not more than one counsel for the Holder per registration) and of all independent public accountants of the Company (including the expenses of any special audit and "comfort" letters required by or incident to the performance of such services), underwriting expenses (excluding (a) discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities which shall be paid by the selling Holder on a pro rata basis based on the number of Registrable Securities being sold by it and (b) any stock transfer taxes incurred with respect to the distribution of the Registrable Securities), securities acts liability insurance and fees and expenses of other persons or entities retained by the Company, will be borne by the Company whether or not any Registration Statement become effective.

         6. Holdback Agreements. In connection with any underwritten public offering for the Company's account, each Holder of Registrable Securities agrees not to effect any public sale or distribution of Common Stock, including a sale pursuant to Rule 144 or in reliance on any other exemption from registration under the Securities Act, during the 120 day period beginning on the effective date of any Registration Statement (except as a participant in such registration), but only if and to the extent requested in writing (with reasonable prior written notice) by an underwriter(s) and only if and to the extent (i) that all executive officers and directors of the Company holding five (5%) percent or more of the Company's securities, and (ii) all holders of ten (10%) percent or more of the Company's securities, enter into identical agreements. Any such agreement shall be in writing in a form satisfactory to a majority in interest of the Holders.

         7. Registration Procedures.

              (a) In connection with any registration required or permitted under this Agreement, the Company covenants and agrees that it will promptly:

                     (i) prepare and file with the Commission a Registration Statement with respect to the Registrable Securities and use its continuing best efforts to cause such Registration Statement to become and remain effective;

                     (ii) notify each Holder of Registrable Securities included in such registration promptly after it shall receive notice thereof, of the time such Registration Statement has become effective or any supplement to any prospectus forming a part of such Registration Statement has been filed;

                     (iii) notify each Holder of Registrable Securities included in such registration promptly of any request by the Commission for the amendment or supplement of such Registration Statement or prospectus or of a request for additional information;

                     (iv) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith and such other documents necessary to comply with the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated under the Securities Act and the Exchange Act, as may be necessary to keep such Registration Statement filed pursuant to this Agreement effective for a period of not less than twelve months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

                     (v) furnish to each Holder of Registrable Securities included in such registration such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents, including correspondence with the Commission, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

                     (vi) concurrently with the effectiveness of the Registration Statement under the Securities Act, qualify the Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as each Holder reasonably may request, and do any and all other acts and things necessary to enable each Holder to consummate the sale of the Registrable Securities owned by such Holder; provided that the Company shall not be required in connection with this paragraph (vi) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction where the Company is not then so qualified or subject to service of process or to subject the Company to income taxation in any jurisdiction where it is not then so subject;

                     (vii) notify each Holder of Registrable Securities included in such registration, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make any statement therein not misleading in light of the circumstances in which such statement is made, and prepare and furnish to such Holder a reasonable number of copies of a supplement to or amendment of such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances in which they are made;

                     (viii) advise each Holder of Registrable Securities included in such registration promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of any such Registration Statement or the initiation or threat of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                     (ix) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or reported on each consolidated reporting system on which similar securities issued by the Company are then listed or reported, as the case nay be;

                     (x) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

                     (xi) allow each Holder of Registrable Securities included in such registration to participate in the preparation of the Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto and make available for inspection by each Holder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such Holder or such underwriter, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement, subject to the right of the Company to require confidentiality agreements in a form reasonably acceptable to the Company and such Holder; and

                     (xii) furnish, at the request of any Holder or Holders requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for the sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such Registrable Securities becomes effective, an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder or Holders making such request, covering such legal makers with respect to the registration in respect of which such opinion is being given as the Holder requesting such opinion may reasonably request; provided such matters are of a nature that legal counsel are normally required to opine upon in connection with such a registration or offering, and a leper dated such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holder or Holder making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act. Such letter from the independent certified public accountants shall additionally cover such other financial matters with respect to the registration in respect of which such letter is being given as the Holder requesting such letter may reasonably request; provided such matters are of a nature that accountants are normally required to opine upon in connection with such registration.

              (b) The Company may require each Holder participating in a registration hereunder to furnish the Company such information regarding such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law to effect such registration. Each holder, as a condition of participating in such registration, shall furnish such information, which shall be complete, correct and not misleading.

              (c) The Holder or Holders who include Registrable Securities in any registration under this Agreement shall distribute those Registrable Securities in a manner consistent with the distribution described in the relevant registration statement.

         8. Rule 144. After a Public Offering, the Company shall take all actions reasonably necessary to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed under the Exchange Act, but shall not be liable for any damages resulting from an inability of a Holder to rely on Rule 144 if the Company was not timely in its filings because of circumstances beyond its reasonable control. Upon the request of any Holder, He Company will deliver to such Holder a written statement as to whether it has complied with such requirements and shall provide such Holder with such publicly filed documents of the Company as are reasonably requested by such Holder in connection with such sale.

         9. Indemnification.

              (a) Indemnification by the Company. In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Holder participating in the registration, its directors, of officers and partners and each underwriter involved in such registration and each other person, if any, who controls each selling Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which each selling Holder or its of firers, directors, or partners or underwriter may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they are made, and will reimburse such selling Holder, its officers, directors, and partners and such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by any of them as they are incurred in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to any selling Holder or its of officers, directors, or partners, or underwriter and controlling persons in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement thereto, (i) in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such selling Holder or its of officers, directors, or partners, or underwriter and controlling persons, specifically for use in the preparation of such Registration Statement, preliminary prospectus or final prospectus or amendment or supplement thereto, or (ii) where such untrue statement: or omission or alleged untrue statement or omission (A) was corrected in a subsequent final prospectus delivered in sufficient number to the selling Holder and with sufficient time to permit distribution by such selling Holder, (B) such selling Holder failed to so distribute such subsequent final prospectus, and (C) to the extent such distribution would have avoided the applicable loss, claim, damage, liability or action.

              (b)   Indemnification   by  the  Holder.   In  the  event  of  any
registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, and of officers, each underwriter involved in such registration, each other selling Holder and their respective of officers, directors, and partners and each person, if any, who controls the Company or any such underwriter or selling Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (or actions in respect thereof), to which the Company, such directors and officers, such underwriter or selling Holder or its respective of officers, directors, stockholders or partners or controlling person may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they are made, and will reimburse the Company, the underwriters, each other selling Holder and their respective officers, directors, stockholders, partners and controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action, if the statement or omission was made in reliance upon and. in conformity with information furnished in writing to the Company by or on behalf of such selling Holder or its officers, directors, stockholders or partners or controlling persons, specifically for use in connection with the preparation of such Registration Statement, preliminary prospectus or final prospectus or amendment or supplement thereto; provided, however, that the maximum obligation of each selling Holder for indemnification shall be limited to the net proceeds received by it from the sale of Registrable Securities pursuant to such Registration Statement.

              (c) Required Notices. Each party entitled to indemnification under this Section 9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party",} promptly after the Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and, with respect to third party claims, shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from it, provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation must be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and provided further that the failure of any Indemnified Party to give notice as provided in this Section 9(c) shall not relieve the Indemnifying Party of its obligations under Sections 9(a) or (b), as the case may be except to the extent such Indemnifying Party was actually prejudiced thereby. The Indemnified Party shall have the right to employ its own counsel in arty claim or litigation, but,

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

with respect to third party claims or litigation, the fees and expenses of counsel shall be at the expense of such Indemnified Party, when and as incurred, unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in the conduct of the defense of such claim or litigation (in which case the Indemnifying Party shall not the right to direct the defense of such claim or litigation on behalf of the Indemnified Party), or the Indemnifying Party shall fail, within a reasonable time after notice of the claim, to have given written notice of its intention to assume such defense, and to have employed counsel to assume the defense of such claim or litigation, or the Indemnifying Party fails timely and actively to assume or to continue the defense of such claim. No Indemnifying Party, in the defense of any claim or litigation, shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term the giving by the claimant or plaintiff such Indemnified Party of a release from all liability in respect of such third party claim or litigation. In no event shall an Indemnified Party consent to any entry of any judgment in a third party chains or litigation, or settle a third party claim or litigation without the prior written consent of the Indemnifying Party unless the Indemnifying Party fails to timely give notice of its intention to assume defense or timely and actively to assume and continue such defense.

         10. Assignability. The rights granted in this Agreement may be assigned in whole or in part by a Holder together with a permitted assignment of Registrable Securities by such Holder.

         11. Notices.

              (a) All notices, consents, requests, demands and other communications required or permitted to be given under this Agreement shall be in writing and delivered personally, receipt acknowledged, or mailed by registered or certified mail, postage prepaid, return receipt requested, or sent by overnight express delivery service, or given by telecopier transmission and confirmed by one of the preceding notice delivery methods, addressed to the parties hereto as follows (or to such other addresses as any of the parties hereto shall specify by notice given in accordance with this provision)':

              If to the Company to:

                           Category 5 Technologies, Inc.
                           4505 South Wasatch Boulevard
                           Suite 370
                           Salt Lace City, Utah

 or at such other address as it may have furnished in writing to the Holder of Registrable Securities at the time outstanding, or

              If to the Holder of any Registrable Securities:

                           To the address of such Holder as recorded in the stockholder records of the Company.

              With a copy to:

                           TN Capital Equities, Inc.
                           14 East 60th Street
                           Suite 701
                           New York, NY 10022
                           Attention: John F. Steinmetz

              (b) All such notices, consents, requests, demands and other communications shall be deemed given when personally delivered as aforesaid, or, if mailed or sent by overnight service as aforesaid, on the third business day after the mailing thereof or on the day actually received, if earlier, except for a notice of a change of address which shall be effective only upon receipt.

         12. Amendment, Waiver and Termination. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Company and the Holder. No delay on the part of any party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right, power or remedy preclude any other or further exercise thereof, or the exercise
o f any other right, power or remedy.

         13. Counterparts. One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

         14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives, administrators, executors and permitted assigns. Nothing contained in this Agreement is intended to confer upon any person or entity, other than the parties hereto or their respective successors, heirs, personal representatives, administrators, executors or permitted assigns, any rights, benefits, obligations remedies or liabilities under or by reason of this Agreement.

         15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. The parties hereto hereby agree that any suit or proceeding arising under this Agreement, or in connection with the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the Company hereby consents and irrevocably submits to the in personal jurisdiction of the federal and state courts located in the City, County and State of New York and agrees that any process in any suit or proceeding commenced in such courts under this Agreement may be served upon it personally or by certified or registered mail, return receipt requested, or by Federal
Express or other courier service, with the same force and effect as if personally served upon it in New York City (or in the city or county in which such other court is located). The parties hereto each waive any claim that any such jurisdiction is not a. convenient forum for any such suit or proceeding and any defense of lack of in personal jurisdiction with respect thereto.

         16. Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

         17. Headings. The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

                                       Category 5 Technologies, Inc.

                                       By:________________________________
                                          Chairman and Chief Executive
                                          Officer



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